                                                                   Exhibit 10.22


                     SUMMARY OF 2005 CASH INCENTIVE BONUSES
                          PAYABLE TO EXECUTIVE OFFICERS

         On March 9, 2006, the Nominating, Corporate Governance and Compensation Committee of the Company's Board of Directors determined and approved 2005 cash incentive bonuses payable to each of the Company's executive officers. The 2005 cash incentive bonuses, which were ratified by the Company's Board on the same dates, are summarized in the following table:

         Name                                         2005 Cash Incentive Bonus
         ----                                         -------------------------
         Oliver T. Carr, III                                   $50,000
           Chairman, President and CEO

         John A. Schissel                                      $40,000
           EVP and CFO

         Clinton D. Fisch                                      $22,750
           SVP and Director of Acquisitions

         Christian H. Clifford                                 $22,750
           SVP and Director of Asset Management

         John M. Novack                                        $27,000
           SVP and CAO